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                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
VIALOG Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                        KPMG PEAT MARWICK LLP

Boston, Massachusetts
May 22, 1998